                                                                Exhibit 24.1




                                    POWER OF ATTORNEY



                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Herbert M. Baum and Gerald W. Callahan, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to 100,000 shares of Capital Stock, par value $1.00 per share, of Quaker State Corporation which may be issued under the 1994 Non-Employee Directors' Stock Option Plan of Quaker State Corporation, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.



          May 12, 1994                              /s/ Leonard M. Carroll
                                                    ---------------------------
                                                      Leonard M. Carroll

                               POWER OF ATTORNEY



                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Herbert M. Baum and Gerald W. Callahan, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to 100,000 shares of Capital Stock, par value $1.00 per share, of Quaker State Corporation which may be issued under the 1994 Non-Employee Directors' Stock Option Plan of Quaker State Corporation, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.



          May 12, 1994                              /s/ Conrad A. Conrad
                                                    ---------------------------
                                                      Conrad A. Conrad

                               POWER OF ATTORNEY



                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Herbert M. Baum and Gerald W. Callahan, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to 100,000 shares of Capital Stock, par value $1.00 per share, of Quaker State Corporation which may be issued under the 1994 Non-Employee Directors' Stock Option Plan of Quaker State Corporation, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.



          May 12, 1994                              /s/ Laurel Cutler
                                                    ---------------------------
                                                      Laurel Cutler

                               POWER OF ATTORNEY



                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Herbert M. Baum and Gerald W. Callahan, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to 100,000 shares of Capital Stock, par value $1.00 per share, of Quaker State Corporation which may be issued under the 1994 Non-Employee Directors' Stock Option Plan of Quaker State Corporation, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.



          May 12, 1994                              /s/ Homer M. Ellenburg
                                                    ---------------------------
                                                      Homer M. Ellenburg

                               POWER OF ATTORNEY



                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Herbert M. Baum and Gerald W. Callahan, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to 100,000 shares of Capital Stock, par value $1.00 per share, of Quaker State Corporation which may be issued under the 1994 Non-Employee Directors' Stock Option Plan of Quaker State Corporation, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.



          May 12, 1994                              /s/ C. Fred Fetterolf
                                                    ---------------------------
                                                      C. Fred Fetterolf

                               POWER OF ATTORNEY



                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Herbert M. Baum and Gerald W. Callahan, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to 100,000 shares of Capital Stock, par value $1.00 per share, of Quaker State Corporation which may be issued under the 1994 Non-Employee Directors' Stock Option Plan of Quaker State Corporation, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.



          May 12, 1994                              /s/ Thomas A. Gardner
                                                    ---------------------------
                                                      Thomas A. Gardner

                               POWER OF ATTORNEY



                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Herbert M. Baum and Gerald W. Callahan, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to 100,000 shares of Capital Stock, par value $1.00 per share, of Quaker State Corporation which may be issued under the 1994 Non-Employee Directors' Stock Option Plan of Quaker State Corporation, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.



          May 12, 1994                              /s/ H. Bryce Jordan
                                                    ---------------------------
                                                      H. Bryce Jordan

                               POWER OF ATTORNEY



                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Herbert M. Baum and Gerald W. Callahan, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to 100,000 shares of Capital Stock, par value $1.00 per share, of Quaker State Corporation which may be issued under the 1994 Non-Employee Directors' Stock Option Plan of Quaker State Corporation, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.



          May 12, 1994                              /s/ W. Craig McClelland
                                                    ---------------------------
                                                      W. Craig McClelland

                               POWER OF ATTORNEY



                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Herbert M. Baum and Gerald W. Callahan, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to 100,000 shares of Capital Stock, par value $1.00 per share, of Quaker State Corporation which may be issued under the 1994 Non-Employee Directors' Stock Option Plan of Quaker State Corporation, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.



          May 12, 1994                              /s/ Delbert J. McQuaide
                                                    ---------------------------
                                                      Delbert J. McQuaide

                               POWER OF ATTORNEY



                    KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Herbert M. Baum and Gerald W. Callahan, and each of them, the undersigned's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-8 relating to 100,000 shares of Capital Stock, par value $1.00 per share, of Quaker State Corporation which may be issued under the 1994 Non-Employee Directors' Stock Option Plan of Quaker State Corporation, and any and all amendments thereto (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.



          May 12, 1994                              /s/ Raymond A. Ross, Jr.
                                                    ---------------------------
                                                      Raymond A. Ross, Jr.